FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2007

UNITED STATES CELLULAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9712 (Commission File Number)	62-1147325 (IRS Employer Identification No.)

8410 West Bryn Mawr, Suite 700, Chicago, Illinois (Address of principal executive offices)	60631 (Zip Code)

Registrant's telephone number, including area code: (773) 399-8900

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Matters

        This Form 8-K discloses information with respect to United States Cellular Corporation ("U.S. Cellular"), including updated information relating to prior disclosures by U.S. Cellular's parent, Telephone and Data Systems, Inc. ("TDS").

        On February 18, 2005, TDS disclosed that it may possibly take action at some time in the future to offer and issue TDS Special Common Shares in exchange for all of the Common Shares of U.S. Cellular which are not owned by TDS (a "Possible U.S. Cellular Transaction"). In connection therewith, TDS had disclosed that it had engaged Citigroup Global Markets Inc. ("Citigroup") as its financial advisor in connection with a Possible U.S. Cellular Transaction.

        On March 5, 2007, TDS issued a press release announcing that TDS is terminating its activity relating to a Possible U.S. Cellular Transaction.

        The U.S. Cellular board of directors previously established a special committee of U.S. Cellular directors that are not directors or executive officers of TDS to consider a Possible U.S. Cellular Transaction if and when one was announced by TDS. In view of the termination of activities by TDS with respect to a Possible U.S. Cellular Transaction, the U.S. Cellular board of directors has dissolved the special committee.

        In addition, on March 6, 2007, the U.S. Cellular board of directors approved a share repurchase program authorizing U.S. Cellular to repurchase up to 500,000 Common Shares of U.S. Cellular from time to time pursuant to open market purchases, block transactions under Rule 10b-18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), pursuant to Rule 10b5-1 under the Exchange Act, in accelerated share repurchase arrangements, prepaid share repurchases, private transactions or otherwise. This authorization will expire on March 6, 2010. The primary purpose of this share repurchase program is to offset dilution from employee benefit and director compensation plans, and avoid a deconsolidation of U.S. Cellular and TDS for federal income tax purposes that would occur if TDS' ownership of U.S. Cellular fell below 80%.

        This would be in addition to U.S. Cellular's existing de minimis share repurchase authorization that permits the repurchase of up to 1% of the unaffiliated Common Shares of U.S. Cellular in any three month period (currently approximately 170,000 shares in each three month period). There is no expiration date for this program.

        On March 6, 2007, U.S. Cellular issued a press release discussing the foregoing matters, which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

        (d)   Exhibits:

        In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed or furnished herewith are set forth on the Exhibit Index attached hereto.

        Attached as Exhibit 99.2 is a safe harbor cautionary statement under the Private Securities Litigation Reform Act of 1995.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

United States Cellular Corporation
(Registrant)

Date: March 6, 2007

By:	/s/ Steven T. Campbell

Steven T. Campbell
Executive Vice President - Finance, Chief Financial Officer and Treasurer

EXHIBIT INDEX The following exhibits are filed or furnished herewith as noted below.

Exhibit No.	Description
99.1	U.S. Cellular Press Release dated March 6, 2007
99.2	Private Securities Litigation Reform Act of 1995 Safe Harbor Cautionary Statement